THE ADVISORS’ INNER CIRCLE FUND

Loomis Sayles Full Discretion Institutional Securitized Fund

(the “Fund”)

Supplement dated September 27, 2021

to the Fund’s Statement of Additional Information, dated March 1, 2021, as supplemented

May 6, 2021 (the “SAI”).

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Based on a recommendation by Loomis, Sayles & Company, L.P., the Fund’s investment adviser, at a meeting in August 2021, the Fund’s Board of Trustees approved the Fund’s investments in CMBX, which is a derivative instrument that tracks the commercial mortgage-backed securities market.

Accordingly, the SAI is hereby amended and supplemented as follows:

In the “Description of Permitted Investments” section of the SAI, the following disclosure is hereby added:

CMBX – The Fund may invest in CMBX with the Fund’s gross exposure to CMBX being limited to a maximum of 5% of the Fund’s portfolio measured at the time of purchase. CMBX is a derivative instrument that tracks the commercial mortgage-backed securities market and can be an effective and efficient tool for implementing market exposures that are consistent with the Fund’s objective. The Adviser believes that using CMBX will be valuable to facilitate the management of the Fund’s exposure to commercial mortgage/commercial real estate related assets.

CMBX are indices made up of tranches of commercial mortgage-backed securities, each with different credit ratings. CMBX is a type of credit default swap index, which is a credit derivative used to hedge credit risk or to take a position on a basket of credit entities. Unlike other credit default swap indices where credit events are intended to capture an event of default, CMBX involves a pay-as-you-go settlement process designed to capture non-default events that affect the cash flow of the reference obligation. Pay-as-you-go involves ongoing, two-way payments over the life of a contract between the buyer and the seller of protection and is designed to closely mirror the cash flow of a portfolio of cash commercial mortgage-backed securities. The size of the credit event payment is equal to what would have been paid on a single name credit default swap with respect to such security scaled down by that security’s weighting in the credit default swap index.

Utilizing CMBX, one can either gain synthetic risk exposure to a portfolio of commercial mortgage-backed securities by “selling protection” or take a short position by “buying protection.” The protection buyer pays a monthly premium to the protection seller, and the seller agrees to cover any principal losses and interest shortfalls of the referenced underlying mortgage-backed securities.

Investments in CMBX are subject to the risks associated with mortgage-backed securities, which are described elsewhere in this section, as well as the risks associated with the types of properties tied to the underlying mortgages (e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types) and adverse economic or market events with respect to these property types.

Credit default swap indices are indices that reflect the performance of a basket of credit default swaps and are thus subject to the same risks as credit default swaps, which may involve greater risks than if the Fund invested in the reference obligation (the underlying debt upon which a credit derivative is based). In addition to the risks relating to the reference obligation, credit default swaps are subject to the risks inherent in the use of swaps, including illiquidity risk and counterparty risk. If the counterparty under a credit default swap defaults on its obligation to make payments thereunder, as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays.

The Fund’s return from investment in a credit default swap index may not match the return of the referenced index. Further, investment in a credit default swap index could result in losses if the referenced index does not perform as expected. Unexpected changes in the composition of the index may also affect performance of the credit default swap index. If a referenced index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of the Fund’s credit default swap index may permit the counterparty to immediately close out the transaction. In that event, the Fund may be unable to enter into another credit default swap index or otherwise achieve desired exposure, even if the referenced index reverses all or a portion of its intraday move.

Certain standardized swaps, including certain credit default swaps, are subject to mandatory clearing, and more are expected to be subject to mandatory clearing in the future. In addition, there may be disputes between the buyer and seller of a credit default swap agreement, or within the swaps market as a whole, as to whether a credit event has occurred or what the payment should be. Such disputes could result in litigation or other delays, and the outcome could be adverse for the buyer or seller.

CMBX is also subject to the risks of derivatives generally, and therefore, the Fund’s use of derivative instruments may be speculative and involves the following risks:

•	Correlation of Prices

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

•	Lack of Liquidity

If there is no secondary market for a contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so; it may have to purchase or sell the instrument underlying the contract; it may not be able to hedge its investments; and/or may not be able to realize profits or limit its losses.

•	Management Risk

Successful use of CMBX by the Fund is subject to the ability of the Adviser to manage exposure to a variety of commercial real estate and CMBS risk exposures to maximize risk adjusted returns to the Fund. If the Adviser incorrectly allocates capital among the possible CMBX series exposures, the Fund may lose money.

•	Pricing Risk

At times, market conditions might make it hard to value some investments. For example, if the Fund has valued its securities too high, shareholders may end up paying too much for Fund shares when they buy into the Fund. If the Fund underestimates its price, shareholders may not receive the full market value for their Fund shares when they sell.

•	Margin Risk

Because of the low margin deposits required upon the opening of a derivative position, such transactions may involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

•	Volatility and Leverage Risk

The Fund’s use of derivatives may have a leveraging effect. Leverage generally magnifies the effect of any increase or decrease in value of an underlying asset and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use derivative instruments that have a leveraging effect. The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including actual and anticipated changes in interest rates, fiscal and monetary policies, and national and international political events.

•	Government Regulation

The regulation of derivatives markets in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, signed into law in 2010, grants significant new authority to the SEC and the CFTC to impose comprehensive regulations on the over-the-counter and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, including margin and trade reporting. The new law and regulations may negatively impact the Fund by increasing transaction and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of the derivatives the Fund trades.

On October 28, 2020, the SEC adopted Rule 18f-4 (the "Derivatives Rule") under the 1940 Act which, following an implementation period, will replace existing SEC and staff guidance with an updated, comprehensive framework for registered funds' use of derivatives. Among other changes, the Derivatives Rule will require the Fund to trade derivatives and certain other instruments that create future payment or delivery obligations subject to a value-at-risk ("VaR") leverage limit, develop and implement a derivatives risk management program and new testing requirements, and comply with new requirements related to board and SEC reporting. These new requirements will apply unless the Fund qualifies as a "limited derivatives user," as defined in the Derivatives Rule. Complying with the Derivatives Rule may increase the cost of the Fund's investments and cost of doing business, which could adversely affect investors. Other potentially adverse regulatory obligations can develop suddenly and without notice.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE